MODIS PROFESSIONAL SERVICES, INC.
                        (FORMERLY ACCUSTAFF INCORPORATED)
                              AMENDED AND RESTATED
                        NON-EMPLOYEE DIRECTOR STOCK PLAN

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                              AMENDED AND RESTATED
                        MODIS PROFESSIONAL SERVICES, INC.
                        NON-EMPLOYEE DIRECTOR STOCK PLAN

1.       PURPOSES

The purposes of the Modis Professional Services, Inc. Non-Employee Director Stock Option Plan are to provide an incentive and reward to the Company's non-employee directors.

2.       DEFINITIONS

2.1 For purposes of the Plan the following terms shall have the definition which is attributed to them unless another definition is clearly indicated by a particular usage and context.

     (a) 'Agreement' means the written document issued by the Board to a Participant whereby an Award is made to that Participant.

     (b) 'Award' means the issuance pursuant to the Plan of an Option.

     (c) 'Awarded Shares' means Shares subject to outstanding Awards.

     (d) 'Board' means the Company's Board of Directors.

     (e) 'Change in Control' shall mean the occurrence of either of the following events:

          (i) A change in the composition of the Board of Directors as a result of which fewer than one-half of the incumbent directors are directors who either:

               (1) Had been directors of the Company 24 months prior to such change; or

               (2) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

          (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than any person who is a shareholder of the Company on or before the effective date of the Plan, by the acquisition or aggregation of Securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.


     (f) 'Code' means the Internal Revenue Code of 1986, as amended.

     (g) 'Company' means Modis Professional Services, Inc., a corporation incorporated under the laws of the state of Florida, and any successor thereto.

     (h) 'Director' means a member of the Board.

     (i) 'Effective Date of Grant' means the effective date of grant for each Option established by Section 5.1 of the Plan.

     (j) 'Employee' means any individual who performs services as a common law employee for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a Parent or Subsidiary.

     (k) 'Fair Market Value' means the value established by the Board based upon such factors as the Board in its sole discretion shall decide including, but not limited to, a valuation prepared by an independent third party appraiser selected, or approved, by the Board. If at any time the Stock is traded on an established trading system, it means the last sale price reported on any stock exchange or over-the-counter trading system on which Shares are trading on a specified date or, if not so trading, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made on the specified date, then prices on the last preceding day on which any such sale shall have been made shall be used in determining fair market value under either method prescribed in the previous sentence.

     (l) 'Option' means the right to purchase from the Company a stated number of Shares at a specified price.

     (m) 'Option Price' means the purchase price per Share subject to an Option.

     (n) 'Parent' means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of a granting of an option, each of the corporations (other than the Company) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Code Section 424(e) and any regulations or rulings promulgated thereunder.

     (o) 'Participant' means a Director who has received an Award under the Plan.

     (p) 'Permanent and Total Disability' shall have the same meaning as given to that term by Code Section 22(e)(3) and any regulations or rulings promulgated thereunder.

     (q) 'Plan' means the AccuStaff Incorporated Non-Employee Director Stock Plan, as evidenced herein and as amended from time to time.

     (r) 'Rule 16b-3' means Rule 16b-3 as promulgated by the Securities and Exchange Commission under the 1934 Act, or any successor rule or regulation thereto.

     (s) 'Share' means one share of the common stock, $.01 par value, of the Company.

     (t) 'Subsidiary' means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Code Section 424(f) and any regulations or rulings promulgated thereunder.

     (u) '1933 Act' means the Securities Act of 1933, as amended.

     (v) '1934 Act' means the Securities Exchange Act of 1934, as amended.

3.       ADMINISTRATION

3.1 The Plan is intended to meet the requirements of Rule 16b-3 adopted under the 1934 Act and accordingly is intended to be self-governing. To this end, the Plan requires no discretionary action by any administrative body with regard to any transaction under the Plan.

3.2 The Plan shall be administered by the full Board.

3.3 The action of a majority of the Board at which a quorum is present, or an action approved in writing by a majority of the Board, shall be the valid actions of the Board.

3.4 The Board shall have the authority to interpret and construe the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Agreement and make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or modifying of outstanding Options or Awards, provided that the Participant consents to such action. The Board shall also have the discretion and authority to specify, with respect to Options or Awards of a particular Participant, the effect upon such Participant's right to exercise an Option or Award upon death, which effect might include acceleration of the date at which an Option or Award may be exercised in full; provided, however, that in no event may an Option or Award be exercised after the expiration of ten (10) years from the Effective Date of Grant. The interpretation and construction by the Board of any provisions of the Plan or any Option or Award granted under it and all actions of the Board shall be binding on all parties hereto. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Award granted under it.

4.       ELIGIBILITY

4.1 Each Director who is not an Employee shall be a Participant.

5.       AWARD OF OPTION

5.1 (a) On the date on which a Participant is first elected or appointed as a Director of the Company during the existence of the Plan, such Participant shall automatically be granted a non-qualified Option to purchase 60,000 Shares (an 'Initial Grant').

     (b) Each year on the date on which a Participant is reelected as a Director of the Company during the existence of the Plan, such Participant shall automatically be granted a non-qualified Option to purchase 20,000 Shares (an 'Annual Grant').

     (c) The maximum number of Shares (underlying Options granted pursuant to Sections 5.1(a) and 5.1(b)) granted to a Participant serving as a Director of the Company prior to the Company's 1996 annual meeting of stockholders shall not exceedm 160,000 during the lifetime of his service to the Company. The maximum number of Shares (underlying Options granted pursuant to Sections 5.1(a) and 5.1(b)) granted to a Participant first elected a Director of the Company on or after the Company's 1996 annual meeting of stockholders shall not exceed 100,000 during the lifetime of his service to the Company.

     (d) The Board shall have the authority to grant additional Options, in excess of those described in Sections 5.1(a) and 5.1(b), to a Participant as the Board may determine in its discretion.

5.2 The Option Price per share shall be the Fair Market Value of a Share on the Effective Date of Grant.

6.       STOCK

6.1 The aggregate number of Shares which may be issued under the Plan shall be 1,600,000 Shares.

6.2 In the event that any outstanding Award under the Plan expires or is terminated for any reason, the Awarded Shares subject to that Award may again be the subject of an Award under the Plan.

7.       TERMS AND CONDITIONS

7.1 Awards granted pursuant to the Plan shall be evidenced by Agreements, which Agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

     (a) Number of Shares. Each Initial Grant Agreement shall state that it pertains to 60,000 Shares. Each Annual Grant Agreement shall state that is pertains to 20,000 Shares.

     (b) Date. Each Agreement shall state the Effective Date of Grant.

     (c) Price. Each Agreement shall state the Option Price.

     (d) Method and Time of Payment. With respect to any Award, or portion thereof, the Option Price shall be payable on the exercise of the Award and shall be paid in cash, in Shares (including Shares acquired pursuant to the Plan), or a combination of both. Shares transferred in payment of the Option Price shall be valued as of date of transfer based on their then Fair Market Value.

     (e) Transfer of Option or Stock. No Award shall be transferable by the Participant, except by will or the laws of descent and distribution or to the extent such transfer is to a member of the Optionee's immediate family or to a trust for the benefit of such an immediate family member. If an option is transferred to any member of the Optionee's immediate family or to a trust for the benefit of such an immediate family member, it shall be exercisable solely by the transferee.

     (f) Recapitalization. Appropriate adjustments shall be made in the number of Awarded Shares and in the aggregate number of Shares which may be issued under the Plan in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change. Notwithstanding the foregoing, (i) Options subject to grant or previously granted under the Plan at the time of any event described above shall be subject to only such adjustment as shall be necessary to maintain the proportionate interest of the Participant and preserve, without exceeding, the value of such Options, and (ii) the number of Shares subject to award under the Plan at the time of any event described above shall be subject to only such adjustment as shall be necessary to maintain the relative proportionate interest represented by such Shares immediately prior to any such event.

     (g) Investment Purpose.

          (i) The Company shall not be obligated to sell or issue any Shares pursuant to any Award unless such Shares are at the time effectively registered or exempt from registration under the 1933 Act. The determination of whether a Share is exempt from registration shall be made by the Company's legal counsel and its determination shall be conclusive and binding on all parties hereto.

          (ii) Notwithstanding anything in the Plan to the contrary, each Award under the Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution except that in the event the Shares subject to such Award are registered under the 1933 Act, or in the event of a resale of such Shares without such registration that would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the 1933 Act or any other applicable law, regulation, or rule of any governmental agency.

     (h) Vesting Schedule. An Option may not be exercised prior to the date it is vested. Each Initial Grant shall be subject to a vesting schedule which will provide that 20% of the total Shares subject to the Option shall vest on each of the first five (5) anniversaries of the Effective Grant Date. Each Annual Grant shall be subject to a vesting schedule which will provide that 33 1/3% of the total Shares subject to the Option shall vest on each of the first three (3) anniversaries of the Effective Grant Date. The Board, at its discretion, may amend the vesting schedule of any particular Option or Award, including the acceleration of the date which an Option may be exercised in full.

     (i) Duration of Award. Options granted pursuant to the Plan will have a term of ten (10) years from the Effective Date of Grant. An Option granted pursuant to an Award shall terminate when it has been fully exercised, unless terminated sooner pursuant to the provisions of this paragraph 7.1(i).

     If for any reason a Participant ceases to be a Director of the Company one year or more after the Director's initial election or appointment to the Board while holding an Option granted under the Plan, such Options as have vested on or prior to such time shall continue to be exercisable for a period of three (3) years after such termination or the remainder of the term of the Option, whichever is shorter. If for any reason a Participant ceases to be a Director of the Company within one year after the Director's initial election or appointment to the Board, such Option shall be canceled as of the date of such termination.

     (j) Effect of Death or Disability. The Committee may determine, at the time of granting an Option or thereafter, the affect upon an individual's right to exercise such Option of the individual's death or Disability, which affect may include immediate or deferred termination of such individual's rights under the Option, or acceleration of the date at which an Option may be exercised in full.

     (k) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company (and the Committee shall have the discretion to modify the definition of a Change in Control in a particular Option Agreement). If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.

7.2 The Company may place such legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under the Plan, the Agreement, the Code, the securities laws or otherwise.

7.3 Notwithstanding any provision herein to the contrary, service as a Director shall be at the pleasure of the shareholders of the Company. Nothing contained in the Plan or in any Award granted pursuant to it shall confer upon any Participant a right to continue as a Director.

7.4 Any person entitled to exercise an Option may do so in whole or in part by delivering to the Company at its principal office, attention Corporate Secretary, a written notice of exercise. The written notice shall specify the number of Shares for which an option is being exercised. The notice shall be accompanied by full payment of the option Price for the Shares being purchased. During the Participant's lifetime, an option may be exercised only by the Participant, or on the Participant's behalf by the Participant's legal guardian.

7.5 A Participant shall have no rights as a stockholder with respect to any Shares subject to an Option until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Plan Section 7.1(f).

8.       AMENDMENT OR DISCONTINUANCE OF PLAN

8.1 The Board may at any time amend, suspend or discontinue the Plan; provided, however, that without further approval of the shareholders of the Company no amendments by the Board shall:

     (a) Change the class of persons eligible to participate;

     (b) Increase the aggregate number of Shares which may be issued under the Plan, except as provided in Section 6.1 of the Plan; or

     (c) Otherwise be made if shareholder approval is required to satisfy the requirements of Rule 16(b)(3) promulgated under the 1934 Act.

8.2 No amendment to the Plan shall alter or impair any Award granted under the Plan without the consent of the holders thereof.

8.3 Articles 4, 5 and 7 of the Plan, in the aggregate, may not be amended more than once every six months, unless such amendment is permitted by Rule 16b-3(c)(2)(ii)(B) under the 1934 Act.

9.       INDEMNIFICATION OF BOARD

In addition to such other rights of indemnification as they may have as Directors, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any pending, threatened or possible action, suit or proceeding, or in connection with any pending, threatened or possible appeal therein, to which they or any of them may be a party by reason of any actual or alleged action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for gross negligence or willful misconduct in the performance of his duties; provided that within sixty days after institution of anysuch action, suit or proceeding a Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

10.      NO OBLIGATION TO EXERCISE OPTION

The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

11.      EFFECTIVE DATE; DURATION OF THE PLAN

11.1 The Plan shall become effective as of December 29, 1993.

11.2 No Award may be made after the tenth anniversary of the effective date of the Plan.